UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 1, 2006



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-29227                    06-1566067
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 1, 2006, the Compensation Committee of Mediacom Communications Corporation (the "Registrant") approved the compensation arrangements of the Registrant's named executive officers serving in such capacity as of December 31, 2005 (the "Named Executive Officers").

ANNUAL BASE SALARY

     The Compensation Committee approved for the Named Executive Officers the following base salaries, effective January 1, 2006.


Mark E. Stephan                 Executive Vice President and Chief              $ 295,000
                                Financial Officer
John G. Pascarelli              Executive Vice President, Operations            $ 285,000
Italia Commisso Weinand         Senior Vice President, Programming and          $ 230,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel          $ 230,000
                                and Secretary


Annually,   each  Named  Executive  Officer  will  have  the  choice  to  use  a
Registrant-owned/leased automobile or receive a $10,000 benefit allowance.

BONUS

     The Compensation Committee approved for the Named Executive Officers the following bonus payments for performance in 2005.


Mark E. Stephan                 Executive Vice President and Chief               $ 60,000
                                Financial Officer
John G. Pascarelli              Executive Vice President, Operations             $ 50,000
Italia Commisso Weinand         Senior Vice President, Programming and           $ 40,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel           $ 40,000
                                and Secretary


STOCK OPTION GRANTS

     The Compensation Committee approved for the Named Executive Officers the following stock option grants under the Registrant's 2003 Incentive Plan for performance in 2005 at an exercise price of $5.66 per share, which was the closing price of the Registrant's Class A common stock on March 1, 2006. The options are subject to vesting in four equal annual installments, commencing on March 1, 2007, and expire on February 29, 2012.


Mark E. Stephan                 Executive Vice President and Chief                 30,000
                                Financial Officer
John G. Pascarelli              Executive Vice President, Operations               30,000
Italia Commisso Weinand         Senior Vice President, Programming and             20,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel             20,000
                                and Secretary


RESTRICTED STOCK UNIT GRANTS

     The Compensation Committee approved for the Named Executive Officers the following restricted stock unit grants under the Registrant's 2003 Incentive Plan. The restricted stock units are subject to vesting in four equal annual installments, commencing on March 1, 2007.


Mark E. Stephan                 Executive Vice President and Chief                 12,000
                                Financial Officer
John G. Pascarelli              Executive Vice President, Operations               12,000
Italia Commisso Weinand         Senior Vice President, Programming and              9,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel              9,000
                                and Secretary


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006


                                      Mediacom Communications Corporation



                                      By: /s/ Mark E. Stephan
                                          --------------------------------------
                                           Mark E. Stephan
                                           Executive Vice President and
                                           Chief Financial Officer